STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 002	12 Months Ended
Dec. 31, 2025 USD ($)
Investment income:
Net appreciation in fair value of investments	$ 129,921,858
Total investment income	186,575,622
Other income:
Interest received on notes receivable from participants	1,804,200
Contributions:
Participants	45,529,623
Company	36,549,942
Rollovers	3,592,162
Total contributions	85,671,727
Total additions to net assets	274,051,549
Deductions from Net Assets
Distributions to participants	131,084,254
Administrative expenses	321,267
Total deductions from net assets	131,405,521
Net increase in net assets available for benefits	142,646,028
Net Assets Available for Benefits
Beginning of year	1,136,616,715
End of year	1,279,262,743
Common stock
Investment income:
Dividends	6,359,614
Registered investment companies
Investment income:
Dividends	49,142,427
Common/collective trust
Investment income:
Dividends	$ 1,151,723